                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

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

                          MEDSTONE INTERNATIONAL, INC.
                                  100 COLUMBIA
                                   SUITE 100
                         ALISO VIEJO, CALIFORNIA 92656

                                _______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 1, 1997

To the Stockholders of
Medstone International, Inc.

         The 1997 Annual Meeting of Stockholders of Medstone International, Inc., a Delaware corporation (the "Company"), will be held at the Company's headquarters, 100 Columbia, Suite 100, Aliso Viejo, California on May 1, 1997, at 2:00 p.m., local time (the "Meeting"), for the following purposes:

         1. To elect a board of four directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified;

         2. To consider and vote upon a proposal to approve the Company's 1997 Stock Incentive Plan;

         3. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997; and

         4. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

         THE FOREGOING ITEMS OF BUSINESS ARE MORE FULLY DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE.

         The Board of Directors has fixed the close of business on March 17, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                        By order of the Board of Directors,



                                        Mark Selawski, Secretary

Aliso Viejo, California
April 7, 1997

                          MEDSTONE INTERNATIONAL, INC.


                                PROXY STATEMENT


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Medstone International, Inc., a Delaware corporation (the "Company"), for use at the Company's 1997 Annual Meeting of Stockholders to be held on May 1, 1997, at 2:00 p.m., local time (the "Meeting") and at any and all adjournments and postponements of the Meeting. This Proxy Statement and the accompanying form of proxy are expected to be first mailed to stockholders on or about April 7, 1997.

PURPOSES OF THE ANNUAL MEETING

    The purposes of the Annual Meeting are; 1) to elect a board of four directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified; 2) to consider and vote upon a proposal to approve the Company's 1997 Stock Incentive Plan; 3) to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997; and 4) to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Mark Selawski, Secretary) a written notice of revocation or a fully executed proxy bearing a later date or by attending the Meeting and voting in person.

RECORD DATE AND VOTING SECURITIES

    Stockholders of record at the close of business on March 17, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, 5,439,280 shares of the Company's Common Stock were issued and outstanding (after deducting 147,000 shares held in Treasury).

SOLICITATION

    The costs of soliciting proxies will be paid by the Company. Proxies may also be solicited in person or by telephone, telegraph or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners.

QUORUM AND VOTING

    The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournment thereof. Each stockholder is entitled to one vote for each share of Common Stock on any matter that may be presented for consideration and action by the stockholders at the Meeting.

    Unless otherwise directed by the stockholder on the proxy card, the persons named as proxies will vote the shares represented by each proxy FOR the nominees to be directors named herein, FOR the approval of the Company's 1997 Stock Incentive Plan, and FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors.

    Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of votes present and entitled to vote with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against a proposal.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted as present or entitled to vote for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than December 8, 1997 in order that they may be included in the Proxy Statement and form of proxy relating to that meeting.



                                 PROPOSAL ONE -
                             ELECTION OF DIRECTORS

VOTING PROCEDURE

    The authorized number of the Company's directors is currently fixed at four. All four directors will be elected at the Meeting to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Provided a quorum is present at the Meeting, the four nominees receiving the greatest numbers of votes will be elected. Each share entitles its holder to vote for four nominees and to cast one vote for any nominee.

NOMINEES FOR ELECTION

          Management's nominees for election as directors at the Meeting are set forth in the table below. Unless authority to vote for any directors is withheld in a proxy, it is intended that each proxy will be voted for such nominees. In the event that any of the nominees for directors before the Meeting become unavailable to serve, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve.

          NOMINEE                      AGE             PRINCIPAL OCCUPATION
          -------                      ---             --------------------

          David V. Radlinski            52             Chairman of the Board and
                                                       Chief Executive Officer of the Company

          Frank R. Pope                 47             Managing Director
                                                       Verdigris Capital

          Donald John Regan             62             Vice President and General Counsel
                                                       Kinsell, O'Neil, Newcomb & De Dios, Inc.

          Michael C. Tibbitts           49             Officer and Vice President of Business Development
                                                       Gulf South Medical Supply, Inc.

     Mr. Radlinski has been the Chairman of the Board and Chief Executive Officer of the Company since September 1995. He had been the President of the Company's subsidiary, Medstone International, Inc., and Chief Financial Officer and Secretary of the Company from January 1991 to September 1995. From July 1987 to January 1991, he was the Company's Executive Vice President of Finance, Chief Financial Officer and Secretary. From 1984 to 1987, he was Vice President of Finance and Chief Financial Officer of Printronix, Inc., a publicly-owned company which manufactured computer printers.

     Mr. Pope is Managing Director of Verdigris Capital, a private investment banking firm. From April 1981 to October 1996, Mr. Pope was a General Partner with Technology Funding, a venture capital investment firm. He was also the Executive Vice President, Chief Financial Officer and a director of Technology Funding Inc. Mr. Pope is also a director of Thermatrix, Inc. and a director and officer of Advanced BioCatalytics Corp. Mr. Pope is a C.P.A. and a member of the California Bar. He has been a director of the Company since January 1991.

     Mr. Regan is currently the Vice President and General Counsel of Kinsell, O'Neal, Newcomb & De Dios, Inc., a municipal securities investment banking firm. Mr. Regan has practiced securities, municipal finance, nonprofit corporation, real estate, and business transactions law for over thirty years. He is a member of the National Association of Bond Lawyers, has published several articles on securities law and served as a lecturer for the Practicing Law Institute. He specializes in revenue and project finance bonds. He is also a founding owner of and remains as special counsel to ARV Assisted Living, Inc., a developer of residential retirement facilities and the largest provider of assisted living services in the United States. He has been a director of the Company since September 1995.

     Michael C. Tibbitts has been with Gulf South Medical Supply, Inc. since 1991 as Vice President of Business Development. Prior to joining that corporation, he was employed for 19 years by Johnson & Johnson in two divisions: Sterile Design (which manufactured and marketed kit packages) and Surgikos (which manufactured and marketed surgical supplies). He has been a director of the Company since May 1996.

COMMITTEES AND MEETINGS

     The Audit Committee of the Board of Directors currently consists of Messrs. Regan and Pope. The Audit Committee reviews and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants and the scope of the annual audit.

     The Compensation Committee currently consists of Messrs. Regan and Pope. The Compensation Committee reviews salaries and other compensation of employees of the Company and furnishes recommendations for compensation adjustments to the Board of Directors.

     The Stock Option Committee currently consists of Messrs. Pope and Tibbitts. The Stock Option Committee administers the Company's employee stock incentive plans and, to the extent required, the Company's nonemployee director stock option plan.

     The Board of Directors has not established a standing nominating committee or other committee performing similar functions.

     During the Company's fiscal year ended December 31, 1996, there were 4 meetings of the Board of Directors, 2 Stock Option Committee meetings and 1 Compensation Committee meeting. Messrs. Radlinski, Pope, Tibbitts and Regan attended 100% of these meetings applicable to them.

COMPENSATION OF DIRECTORS

     The Company currently compensates Messrs. Regan and Tibbitts $1,000 per meeting for their services, in addition to reimbursement to all directors for expenses incurred by them in connection with the Company's business.
     Under the Nonemployee Director Stock Option Plan, each new nonemployee director is automatically granted an option to purchase up to 5,000 shares as of the effective date of his or her first appointment to the Board or first election to the Board by the shareholders, whichever is earlier. Subject to acceleration of the option exercises in the event of certain events specified in the plan, each such option becomes exercisable with respect to 1/60 of the shares issuable for each elapsed full month during the five-year period after its grant date, but will not be initially exercisable until six months after the grant date. The exercise price of each option will equal the fair market value of the underlying Common Stock on the date the option is granted. Each option will expire six years after its grant, except that the expiration will be extended until one year after the optionee's death if it occurs less than one year before the option's expiration date. An option granted under the plan is not transferrable during the grantee's lifetime and must be exercised within one year following his or her death, or within 90 days after the grantee ceases to be a member of the Board for any other reason, and will only be exercisable to the extent it is exercisable on the date the grantee leaves the Board.
Under this plan, Mr. Pope was granted 5,000 shares at $2.38 per share in January 1992, Mr. Regan was granted 5,000 shares in September 1995 at $11.88 and Mr. Tibbitts was granted 5,000 shares at $8.63 per share in May 1996.

     As additional compensation, each current nonemployee director of the Company has received an option to purchase up to 15,000 shares of the Company's Common Stock. The options issued to Mssrs. Pope, Tibbitts and Regan were issued in November 1996 and have exercise prices of $7.13 per share. The options are exercisable, after six months following their grant dates, in incremental amounts equal to 1/48 of the underlying shares for each elapsed calendar month after the grant date during which the director remains on the Company's board. The terms of the options are five years, subject to earlier termination related to the director no longer serving on the board.


VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

     The nominees receiving the highest number of affirmative votes of the shares entitled to be voted, up to the number of directors to be elected, shall be elected as directors. Votes withheld will be counted for purposes of determining the presence of a quorum for the transaction of business at the Meeting, but will have no other effect upon the election of directors.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

                                 PROPOSAL TWO -
              APPROVAL OF THE COMPANY'S 1997 STOCK INCENTIVE PLAN

GENERAL

     The Board of Directors adopted the 1997 Stock Incentive Plan (the "1997 Plan") in March 1997, to be effective as of May 1, 1997 if approved by the Company's shareholders. The Board has elected to seek shareholder approval to have the 1997 Plan meet the requirements for granting "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Tax Code") and the listing requirements for the NASDAQ National Market System. The affirmative vote of the holders of a majority of the shares present at the Meeting and entitled to vote is required to approve the 1997 Plan. The Board of Directors recommends a vote FOR approval of the 1997 Plan.

     The 1997 Plan provides for the granting of a variety of stock-related securities ("Awards"), including shares of Common Stock, stock options intended to qualify as incentive stock options, stock options not intended to qualify as incentive stock options ("non-statutory options") and stock appreciation rights ("SARs"). The purposes of the 1997 Plan are to attract and retain the services of officers and key employees of the Company and to provide incentives for such persons and other selected persons to exert their maximum efforts to promote the growth and success of the Company. The following summary is not a complete description of all the provisions of the 1997 Plan. Any stockholder who wishes to obtain a complete copy of the 1997 Plan text may do so by submitting a written request at the Company's corporate offices addressed to the Company's Secretary.

     The Company's existing 1989 Stock Incentive Plan (the "1989 Plan") has terms similar to those of the 1997 Plan, although only stock options have actually been issued under the 1989 Plan. The number of shares that may be issued pursuant to additional awards under the 1989 Plan is limited, which has led to the adoption of the 1997 Plan. Upon shareholder approval of the 1997 Plan at the Meeting, no further awards will be granted under the 1989 Plan, but outstanding awards granted thereunder will continue in effect.

ADMINISTRATION

     The 1997 Plan will be administered by a committee of two or more persons appointed by the Company's Board of Directors (the "Committee"). The Committee may delegate the granting of Awards and other administration of the 1997 Plan to officers of the Company or other persons and the Board itself may carry out the functions of the Committee. Subject to the provisions of the 1997 Plan and Board approval requirements or other limitations under applicable laws, the Committee will have authority to grant Awards and interpret the 1997 Plan.

ELIGIBILITY

     The 1997 Plan authorizes the Committee to grant Awards to any officers, directors or key employees of the Company or its subsidiaries and to any other consultants or individuals whose participation in the 1997 Plan the Committee determines is in the Company's best interests ("Eligible Grantees"). However, if necessary for securities issuances under the 1997 Plan to qualify for registration under the Securities Exchange Act of 1933, as amended, on Form S-8 (or another similar form covering employee benefit plan issuances), awards may only be issued to individuals who are not employees, officers or directors of the Company or its subsidiaries if such individuals are consultants or advisors to such entities who render bona fide services not in connection with the offer or sale of securities in capital-raising transactions. An Eligible Grantee who has been granted an Award may be granted additional Awards or Awards in substitution for previously granted or exercised Awards, if the Committee so determines. The Committee may make Award grants singly, in combination or in tandem, subject to limitations on tandem grants under the Tax Code with respect to incentive stock options. No awards have been made under the 1997 Plan.

STOCK ISSUABLE UNDER THE 1997 PLAN

     The stock issuable under the 1997 Plan will be shares of the Company's Common Stock, par value $0.004 per share, consisting of authorized but unissued shares or previously issued shares reacquired by the Company, including shares purchased on the open market. Shares subject to outstanding Awards of options or SARs will be reserved for issuance. The total number of shares of Common Stock issuable under the 1997 Plan is 800,000 shares, increased on January I of each year the 1997 Plan is in effect by a number of shares equal to one percent of the total number of outstanding shares of Common Stock on that date. The number of shares issuable under the 1997 Plan will be subject to adjustments as described below. Should a stock option granted under the 1997 Plan expire, terminate or be cancelled prior to its exercise in whole or in part, the shares subject to the unexercised portion of the option will be available for subsequent Award grants under the 1997 Plan. Shares of Restricted Stock issued under the 1997 Plan which are reacquired by the Company or cancelled pursuant to the terms of the Restricted Stock Awards will also be available for subsequent Award grants. Any shares of stock surrendered to the Company to pay the exercise prices upon exercises of stock options or to satisfy withholding tax requirements related to Awards will not be added to the number of shares of stock available for issuance under the 1997 Plan. If the number of shares to be issued pursuant to an option exercise is reduced to pay the exercise price or if the number of shares to be issued pursuant to an Award is reduced to satisfy tax withholding requirements, the number of shares issuable under the 1997 Plan will be reduced by such reduction. The number of shares issuable under the 1997 Plan will be decreased (but without duplication for shares received upon such exercise) by the number of shares covered by the portion of the option which is cancelled or surrendered in whole or in part upon the exercise of a Tandem SAR granted with respect to that option. The number of shares issuable under the 1997 Plan will also be reduced, upon the exercise of a portion of a Freestanding SAR, by the same portion of the total number of shares of Common Stock with respect to which the Freestanding SAR was originally granted, as specified by the Committee at the time of its grant. No Awards have been made under the 1997 Plan.

PAYMENT OF OPTION EXERCISE PRICE

         Payment for shares of stock purchased upon any exercise of an option granted under the 1997 Plan will be made in full in cash concurrently with such exercise, except that, if the Committee shall have authorized it and the Company is not then legally prohibited from receiving such consideration, the purchase may be made in whole or in part: (i) by forgiveness of indebtedness owed by the Company to the purchaser-, (ii) by transfer or surrender to the Company concurrently with such exercise of shares of stock valued on the basis of the fair market value of the stock on the date of exercise; (iii) by reducing the number of shares of stock to be delivered to the optionee upon exercise of the option, with the reduction valued on the basis of the aggregate fair market value on the date of exercise of the additional shares of stock that would otherwise have been delivered to the optionee upon the option exercise; (iv) by the delivery, concurrently with such exercise and in accordance with Regulation T promulgated under the Securities Exchange Act of 1934, or any successor rule or regulation, of a properly executed exercise notice for the option and irrevocable instructions to a broker promptly to deliver to the Company to pay the exercise price a specified amount of the proceeds of a sale of the option shares or loan secured by the option shares; and/or (v) by other means determined by the Committee to be consistent with the 1997 Plan's purposes. Subject to any Board approval requirements or other limitations under applicable laws, the Committee may also assist any optionee (including an officer or director) in the exercise of his or her option by authorizing a loan from the Company, permitting the optionee to pay the exercise price in installments or authorizing a guarantee by the Company of a third party loan to the optionee. The terms and conditions of any such loan, installment sale or guarantee will be determined by the Committee.

FAIR MARKET VALUE OF SHARES

         For purposes of establishing the exercise price and other valuations under the 1997 Plan, the fair market value of a share of Common Stock on any relevant date is to be determined in accordance with the following rules. If the Common Stock is at the time listed or admitted to trading on a securities exchange, the fair market value will be the closing price per share of Common Stock on the composite tape of the principal securities exchange on which the Common Stock is listed or so admitted. If the Common Stock is not listed or admitted to trading on any securities exchange but is traded in the over-the-counter market, the fair market value will be the reported closing price or, if such prices are not reported, the mean between the last reported bid and asked prices, per share of Common Stock as furnished by the National Association of Securities Dealers, Inc. through its NASDAQ system or any similar organization. If the Common Stock is neither listed nor admitted to trading on any securities exchange and prices for the stock are not so furnished through NASDAQ or a similar organization, the fair market value will be determined by the Committee. On February 20, 1997, the fair market value of the Common Stock was $9.125 per share, representing the closing price per share for the Common Stock on that date as reported on the NASDAQ National Market System.

TERMS OF INCENTIVE STOCK OPTIONS

         The 1997 Plan incorporates the provisions of the federal tax laws applicable to incentive stock options. Accordingly, if then required by the Tax Code: (i) incentive stock options may only be granted to employees of the Company or its affiliated corporation specified in Section 422(a)(2) of the Tax Code (an "Eligible Employer"); (ii) no incentive stock option may be granted under the 1997 Plan more than 10 years after the 1997 Plan's effective date;
(iii) the per share exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of the Common Stock on the date of grant; (iv) an incentive stock option may not be exercised more than 10 years after its grant date; (v) if an incentive stock option is granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, the exercise price may not be less than 110% of such fair market value and the option may not be exercised more than five years after its grant date; (vi) the aggregate fair market value (determined as of the date of grant) of the shares of Common Stock for which one or more incentive stock options granted under the 1997 Plan or any other plans of the Company held by an optionee first become exercisable in a single calendar year may not exceed $100,000; (vii) an incentive stock option will not be assignable or transferrable by the optionee other than by will or the laws of the descent and distribution and, during the optionee's lifetime, may be exercised only by him or her; (viii) if the optionee ceases to be employed by an Eligible Employer for any reason, other than because of his or her death or total disability, any portion or all of the optionee's incentive stock option which has not been previously exercised will expire, subject to earlier expiration pursuant to other sections of the 1997 Plan or the terms of the option, three months following the date his or her employment is terminated and will only be exercisable to the extent exercisable on the date of termination; and (ix) if the optionee ceases to be employed by an Eligible Employer because of his or her total disability, his or her incentive stock option will expire, subject to earlier expiration pursuant to other sections of the 1997 Plan or the terms of the option, one year after the date his or her employment is terminated and will only be exercisable to the extent exercisable on the date of termination.

OTHER OPTION TERMS

         Unless otherwise approved by the Committee, in its discretion, and agreed in writing by the Company and the optionee in the Award agreement or otherwise, each option granted under the 1997 Plan shall be subject to the following conditions: (i) the exercise price per share of the stock subject to the option shall not be less than 100% of the fair market value on the grant date; (ii) no option may be exercised in whole or in part more than 10 years after its grant date; (iii) if the optionee for any reason ceases to be employed or retained as an employee or service provider (which shall include serving as a director) by an Eligible Employer, other than because of his or her death or total disability, any portion or all of the optionee's option which has not been previously exercised shall expire, subject to earlier expiration pursuant to other sections of the 1997 Plan or the terms of the option, three months following the date he or she ceases to be so employed or retained and shall only be exercisable to the extent exercisable on the date of termination; (iv) if the optionee ceases to be so employed or retained because of his or her death or total disability, his or her option shall expire, subject to earlier expiration pursuant to other sections of the 1997 Plan or the terms of the option, one year following the date he or she ceases to be so employed or retained and shall only be exercisable to the extent exercisable on the date of termination; (v) if the optionee dies less than one year before the expiration date of his or her option, the expiration date will be extended to one year after the date of his or her death; and (vi) the option will not be transferable by the optionee except by will or the laws of the descent and distribution, and will be exercisable during the optionee's lifetime only by him or her. In the event of an optionee's death, his or her option may be exercised by the executor, administrator or personal representative of his or her estate, or by the person inheriting the option, to the extent the option is otherwise exercisable under the terms of the 1997 Plan.

STOCK APPRECIATION RIGHTS

         At the Committee's discretion, an Eligible Grantee may be issued a Tandem SAR to receive upon its exercise an amount equal to some or all of the excess of the fair market value as of the date of exercise of the shares subject to unexercised portions of the option with respect to which the Tandem SAR is granted (the "Corresponding Option") over the aggregate exercise price for such shares under the Corresponding Option. No Tandem SAR may be exercised in whole or in part other than in connection with the contemporaneous surrender without exercise of its Corresponding Option, or the portion thereof that corresponds to the portion of the Tandem SAR being exercised, or except to the extent that the Corresponding Option or such portion thereof is exercisable on the date of exercise of the Tandem SAR. A Tandem SAR may be granted at the time the Corresponding Option is granted or at any time thereafter during the term of the Corresponding Option. With respect to any Tandem SAR, the Committee, in its discretion, may place an upper limit on the amount payable on exercise of the SAR, may limit the exercise of the SAR to specified time periods or to a portion of the shares subject to the Corresponding Option, may require a portion of the shares subject to the Corresponding Option to be purchased as a condition to exercise of the SAR, may add any restrictions necessary to provide for incentive stock option treatment of the Corresponding Option and may provide such other provisions or limitations as are consistent with the 1997 Plan and applicable laws and regulatory requirements.

         At the Committee's discretion, an Eligible Grantee may be issued a Freestanding SAR to receive upon its exercise an amount equal to some or all of the excess of the fair market value of a number of shares of Common Stock specified by the Committee at the time of the Freestanding SAR's grant over a base value (which may or may not equal the fair market value of the same number of shares at the date of grant) determined by the Committee. The Committee, in its discretion, may place an upper limit on the amount payable on exercise of the Freestanding SAR, may limit the exercise periods and may provide such other provisions or limitations as are consistent with the 1997 Plan and applicable laws and regulatory requirements.

         As determined or agreed to by the Committee, the amount payable upon exercise of an SAR may be paid in cash, in shares of Common Stock (valued on the basis of their fair market value on the exercise date and rounded down to the highest number of whole shares, unless payment for a fractional share equivalent shall be agreed to by the Committee) or in a combination of cash and such shares so valued. The Committee may permit a grantee to defer payments payable to him or her upon exercise of an SAR under such rules and procedures as the Committee may establish, including (without limitation) the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock.

EXERCISE OF OPTIONS AND SARS

         Unless consideration other than services to the Company or its affiliated entity is given for such Award, no Option or SAR shall be exercisable until at least six months after its date of grant. The Committee will, in its discretion subject to the requirements of the 1997 Plan and applicable laws and regulatory requirements, prescribe the terms and conditions upon which options and SARs may be exercised, which need not be the same in each case. Such terms and conditions may include (without limitation) vesting and acceleration provisions and provisions requiring termination of options and SARs following termination of employment or other occurrences. At any time, the Committee and the option or SAR holder may agree to accelerate the exercise date or dates for any outstanding option or SAR or portion thereof.

CHANGES IN CAPITALIZATION

         If the number of outstanding shares of Common Stock is increased or decreased by a stock dividend payable in shares of stock or a subdivision, split, combination or reverse split of outstanding shares of stock, or if the outstanding shares of stock are changed into or exchanged for a different number or kind of securities of the Company through a reorganization, merger, recapitalization or reclassification, an appropriate and proportionate adjustment shall be made in the number and kind of securities as to which Awards may be granted under the 1997 Plan. A corresponding adjustment changing the number and kind of securities allocated to, and the exercise price per share of, options, SARs or portions thereof outstanding at the time of such change shall likewise be made. Any such adjustment of an outstanding option shall be made without changing the total exercise price for the unexercised portion of the option.

         Subject to rights of holders of outstanding shares under Section 155 of the Delaware General Corporation Law or any successor provision, no fractional shares of Common Stock will be issued under the 1997 Plan, and no payment will be made with respect to fractional shares, on account of any such adjustment unless approved by the Committee in its discretion. The grant of an Award pursuant to the 1997 Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital structure, to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets.

ACCELERATION OF OPTIONS AND SARS UPON CERTAIN EVENTS

         The Company will give to each holder of an outstanding Award granted under the 1997 Plan at least fifteen (15) days advance written notice of any of the following transactions ("Corporate Transactions"): (i) the dissolution or liquidation of the Company; (ii) a reorganization, merger or consolidation as a result of which the Company is not the surviving entity or as a result of which the outstanding shares of Common Stock are changed into or exchanged for cash, property or securities not of the Company's issue (other than a merger or consolidation with a wholly-owned subsidiary of the Company or a transaction effected for the purpose of changing the state in which the Company is incorporated); and (iii) the sale or other transfer of all or substantially all of the Company's assets in one or a series of transactions to any person or entity or to persons or entities which are affiliated or acting in concert with respect to such sale or transfer. Any option or SAR granted under the 1997 Plan will automatically terminate upon the closing of the Corporate Transaction and will become fully exercisable with respect to all unissued shares subject to the option or the full remaining SAR payment prior to the closing of the Corporate Transaction. The Committee may impose limitations on the applicability of the preceding sentence and that sentence will not be applicable with respect to any option or SAR if provision is made in connection with the Corporate Transaction for assumption of the option or SAR by, or the substitution for the option or SAR of a new option or SAR covering the stock of, the surviving, successor or purchasing corporation or a parent or subsidiary thereof. In connection with such an assumption or substitution, appropriate adjustments shall be made to the exercise price and number and kind of shares or other property issuable upon exercise of the option or SAR. The Committee may also permit or require other accelerations of option or SAR exercise dates upon the occurrence of a Corporate Transaction or any other acquisition of the Company's shares or business or changes in control of the Company. The possible acceleration of option or SAR exercise dates in the event of such a Corporate Transaction, acquisition or change in control of the Company may have the effect of discouraging potential merger proposals, takeover attempts or other efforts to gain control of the Company or remove incumbent management.

STOCKHOLDER AND EMPLOYMENT RIGHTS

         An option or SAR holder will have none of the rights of a stockholder with respect to the shares subject to his or her option or SAR until such shares have been duly issued to the holder pursuant to his or her exercise of the option or SAR. Nothing contained in the 1997 Plan will be deemed to give any grantee of an Award a right to the continuation of his or her employment by the Company to which he or she is not otherwise entitled, nor will the Company be under any obligation by virtue of the 1997 Plan to retain any grantee as an employee for any period.

ASSIGNABILITY OF OPTIONS AND SARS

         Unless otherwise provided in the 1997 Plan and the Award agreement between the grantee and the Company, as each may be amended, an Option or SAR granted under the 1997 Plan will not be transferable by the grantee and will be exercisable during the grantee's lifetime only by him or her, and amounts payable or shares issuable pursuant to such an Award will be delivered only to or for the account of the grantee. Subject to the transferability limitations applicable to incentive stock options, securities laws requirements and the terms of the Award agreements, the foregoing restrictions will not apply to (i) transfers to the Company; (ii) the designation of a beneficiary to receive benefits in the event of the grantee's death or, if the grantee has died, transfers to or exercise by the grantee's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution; (iii) transfers pursuant to a domestic relations order (as defined in Section 414(p) of the Tax Code) relating to the grantee; (iv) if the grantee has suffered a disability, permitted transfers or exercises on behalf of the grantee by his or her legal representative; or (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee. Subject to the transferability limitations applicable to incentive stock options and securities laws requirements, the Committee also may permit an Award to be exercised by and paid to certain persons or entities related to the grantee, including but not limited to members of the grantee's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the grantee's family and/or charitable institutions, pursuant to such conditions and procedures as the Committee may establish. Any transfer permitted by the preceding sentence shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

RESTRICTED STOCK

         The Committee may issue shares of Common Stock under the 1997 Plan ("Restricted Stock") to any Eligible Grantee in such amounts and for such lawful consideration as the Committee determines is beneficial to the Company. The Committee will determine the terms and conditions applicable to any such Restricted Stock issuance including, without limitation, rights of the Company or its assignees to acquire all or a portion of the shares upon termination of the grantee's employment by the Company or upon other specified dates or events, restrictions on transfers of the shares, possession of share certificates, voting and dividend rights with respect to shares which are restricted and the effects of changes in the Company's control. The Committee may also agree to issue Restricted Stock to an Eligible Grantee on a deferred basis at a future date or future dates, and may provide that until the issuance of deferred shares the grantee may receive payments from the Company as additional compensation equal to dividends that would have been paid on the deferred shares if they had been outstanding on the record dates for the dividend payments.

WITHHOLDING TAXES

         Upon any exercise, vesting, payment or other grant related to an Award issued under the 1997 Plan, the Company or any affiliate the recipient will have the right to deduct from the recipient's compensation or require the recipient to remit to the employer corporation an amount sufficient to satisfy federal, state and local withholding tax requirements applicable to each event. If such payment is legally permissible and is approved by the Committee and the employer corporation, such amount may be paid by surrender or retention of the recipient's shares of Common Stock valued at their current fair market value.

FOREIGN GRANTEES

         In order to fulfill the 1997 Plan's purposes and without amending the 1997 Plan, Awards may be granted to Eligible Grantees who are foreign nationals, employed outside the United States or both on such terms and conditions different from those otherwise specified in the 1997 Plan as may, in the judgment of the Committee, be necessary or desirable to recognize differences in applicable foreign laws, tax policy or customs.

AMENDMENT AND TERMINATION OF THE PLAN AND OF AWARDS

         The Company's Board of Directors will have full power to amend or modify the 1997 Plan; however, the Board may not deprive a grantee of any outstanding Award or rights thereunder without his or her consent. Unless approved by the Company's shareholders, the Board may not make any amendment which would increase the total number of shares of Common Stock or other securities of the Company that are issuable under the 1997 Plan. Shareholder approval of certain plan amendments might be required to satisfy requirements for incentive stock options under Section 422 of the Tax Code and for listing on the NASDAQ National Market System.

         The Board may terminate the 1997 Plan at any time. Any options or SARs outstanding at the time of the termination of the 1997 Plan will remain in force in accordance with their respective terms.

         Subject to the terms and limitations set forth in the 1997 Plan, the Committee and the grantee may without shareholder approval modify, extend, review or terminate any outstanding Award or agreement evidencing an Award.

FEDERAL INCOME TAX CONSEQUENCES

         Current federal income tax consequences of Awards granted under the 1997 Plan are summarized below. Special rules and exceptions not described below will apply in certain circumstances. ln addition, the federal tax laws are complex and subject to continuing changes. Accordingly, this summary should not be relied upon as being a complete statement.

         INCENTIVE STOCK OPTIONS. Options granted under the 1997 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Tax Code or non-statutory options which are not intended to satisfy such requirements. No taxable income is recognized by the optionee upon the grant of an incentive stock option, and no taxable income is generally recognized upon exercise. However, the amount by which the current fair market value of the shares received upon exercise of an incentive stock option exceeds the exercise price of the shares will generally be an item of alternative minimum taxable income for purposes of the alternative minimum tax under Section 55 of the Tax Code.

         The optionee will recognize taxable income in the year in which shares received upon the exercise of an incentive stock option are sold or otherwise disposed of. For federal income tax purposes, dispositions of incentive stock options arc divided into two categories: qualifying and disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of the shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, other than because of death or insolvency, then a disqualifying disposition will result. Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the lesser of (i) the excess of the fair market value of the shares at the date of exercise over the exercise price paid therefor, or (ii) the amount realized on disposition of the stock over the exercise price, will be taxable as ordinary income. Any additional gain recognized upon the disqualifying disposition will be a capital gain. If the optionee makes a disqualifying disposition of the purchased shares, the Company will be entitled to an income tax deduction, for the taxable year of the Company in which the disposition occurs, equal to the ordinary income recognized by the optionee.

         NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. Subject to the rules regarding restricted stock purchases described below, the optionee will recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares at the date of exercise over the exercise price. If the exercise price is paid by the optionee in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the optionee as a result of the exercise. The Company will be entitled to an income tax deduction, for the taxable year or the Company in which the exercise occurs, equal to the income recognized by the optionee. Upon any subsequent disposition of the shares, any further gain or loss recognized by the optionee will be treated as capital gain or loss.

         Special rules will apply in cases where an optionee pays the exercise price of an option or applicable withholding tax obligations under the 1997 Plan by delivering previously owned shares of the Company or by reducing the number of shares otherwise issuable.

         RESTRICTED STOCK. Subject to the rules described in the following paragraph, Restricted Stock issuances under the 1997 Plan will (in general) cause the issuee to recognize ordinary income in the year in which the stock is issued, equal to the excess of the fair market value of the stock at the time of its issuance over the purchase price paid for the stock (excluding the value of any personal services of the issuee to the Company). The issuee will be required to satisfy the tax withholding requirements applicable to such income. The issuee's tax basis in the issued shares will be equal to the purchase price paid plus the amount includable in his or her taxable income by reason of the issuance. The Company will be entitled to an income tax deduction, for the taxable year of the Company in which the issuance occurs, equal to such income recognized by the issuee. Upon any subsequent disposition of the shares, any further gain or loss recognized by the issuee will be treated as a capital gain or loss.

         Special provisions of the Tax Code apply to the acquisition of Common Stock as Restricted Stock under the 1997 Plan or upon exercise of a non-statutory option if the purchased shares are nontransferable and are subject to certain repurchase rights or other "substantial risks of forfeiture" (including potential liability of officers, directors and 10% shareholders under Section 16(b) of the Securities Exchange Act of 1934 upon any sale of the shares at a profit). If the Restricted Stock or shares acquired upon exercise of the non-statutory option are nontransferable and subject to repurchase by the Company at the original purchase price in the event the purchaser's employment by the Company terminates before he or she vests in the shares, or if the shares are nontransferable and subject to any other substantial risk of forfeiture (excluding a restriction which "by its terms will never lapse"), the stockholder will not recognize any taxable income at the time of the stock acquisition, but will have to report as ordinary income, when the shares become transferable or the Company's repurchase right or risk of forfeiture lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the shares become transferable or the Company's repurchase right or the risk of forfeiture lapses over (ii) the purchase price paid for the shares (excluding the value of any personal services of the stockholder to the Company). The stockholder may, however, elect under Section 83(b) of the Tax Code to include as ordinary income in the year the stock is acquired an amount equal to the difference between (i) the fair market value of the shares on the date of acquisition (determined as if the shares were not subject to the Company's repurchase right or any substantial risk of forfeiture) and (ii) the purchase price paid for the shares. The election must be filed with the Internal Revenue Service not later than 30 days after the date the stock is acquired. If the Section 83(b) election is made, the stockholder will not recognize any additional income when the shares become transferable or the repurchase right or substantial risk of forfeiture lapses. However, if any of the shares are forfeited before vesting after a Section 83(b) election, any excess of the amount paid for such shares over the amount received upon the forfeiture is treated as a capital loss rather than an ordinary loss. The Company will be entitled to an income tax deduction, for the taxable year of the Company in which the stockholder recognizes the ordinary income, equal to the amount of ordinary income recognized by the stockholder.

         STOCK APPRECIATION RIGHTS. A grantee of an SAR under the 1997 Plan will generally not recognize taxable income at the time the SAR or option is granted. However, at the time of exercise of the SAR the holder (in general) will realize ordinary income equal to the amount of cash paid by the Company or the fair market value at the time of the exercise of any shares of Common Stock issued to the holder. The holder will be required to satisfy the tax withholding requirements applicable to such income. Correspondingly, the Company will not be entitled to a deduction at the time of grant of an SAR, but will (in general) be entitled to a deduction, for the taxable year of the Company in which the cash payment or stock issuance occurs, equal to the amount of ordinary income recognized by the holder.

         PARACHUTE PAYMENTS. In certain circumstances, all or a portion of the increase in the value of an unvested option or unvested SAR resulting from the acceleration of the exercisability of the option or SAR may be treated as an "excess parachute payment," not deductible by the Company and resulting in a 20% excise tax to the recipient. Generally, payments that are in the nature of compensation and are contingent on a change in the ownership or effective control of a corporation (referred to as "parachute payments") and that are made to a shareholder, officer or highly compensated individual may be so treated if the total of the parachute payments received by such a recipient exceeds three times the recipient's average annual compensation in the five-year period preceding the change in control. If the parachute payments exceed such base amount, the portion of each parachute payment in excess of an allocable part of the base amount (which is allocated among all parachute payments in proportion to their present values) will be treated as an excess parachute payment, except to the extent the recipient can show by clear and convincing evidence that the parachute payment is reasonable compensation for services actually rendered.

         SECTION 162(M). Section 162(m) of the Tax Code may render nondeductible to the Company certain compensation income to its CEO or another executive officer in excess of $1,000,000 in any year.


         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE COMPANY'S 1997 STOCK INCENTIVE PLAN.

                                PROPOSAL THREE -
                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1997, and recommends that the stockholders vote for the ratification of such appointment. In the event such ratification is not approved by the holders of a majority of the shares represented either in person or by proxy, the Board of Directors will reconsider its selection. Ernst & Young LLP has audited the Company's financial statements since 1987. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make statements if they so desire. The representatives also are expected to respond to appropriate questions from stockholders.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                               SECURITY OWNERSHIP

         The following table sets forth the number of shares of the Company's Common Stock known to the Company to be beneficially owned as of March 1, 1997 by each person who owns beneficially more than 5 percent of the outstanding shares of Common Stock, by each of the present directors and nominees for director, by each of the executive officers named in the Executive Compensation table below and by all executive officers and directors of the Company as a group, and the percentage of the total outstanding shares of Common Stock such shares represented as of March 1, 1997.

                                                 NUMBER OF SHARES
                                                   BENEFICIALLY      PERCENTAGE OF
          NAME AND ADDRESS OF BENEFICIAL OWNER       OWNED(1)         OWNERSHIP
          ------------------------------------   ----------------    -------------
          The Kaufmann Fund                           480,500             9.0%
             140 E. 45th Street, 43rd Floor
             New York, NY  10017

          Hathaway & Associates, Ltd.                 375,000             7.0%
             119 Rowayton Avenue
             Rowayton, CT  06853

          David V. Radlinski(2)(3)                    195,815(4)          3.6%
             100 Columbia, Suite 100
             Aliso Viejo, CA  92656

          Thomas W. Gardner(3)                        122,656(5)          2.3%
             100 Columbia, Suite 100
             Aliso Viejo, CA  92656

          Mark Selawski(3)                             14,180(6)          (10)
             100 Columbia, Suite 100
             Aliso Viejo, CA  92656

          Donald J. Regan(2)                           14,183(7)          (10)
             462 Stevens Avenue, Suite 308
             Solana Beach, CA  92075

          Frank R. Pope(2)                              9,250(8)          (10)
             25 Preston Road
             Woodside, CA  94062

          Michael C. Tibbitts(2)                        5,167(9)          (10)
             27001 La Paz Road, Suite 448B
             Mission Viejo, CA  92691

          All executive officers and directors
             as a group (6 persons) (11)              356,084            6.43%
---------------

(1) All such shares were held of record with sole voting and investment power, subject to applicable community property laws, by the named individual and/or by his wife, except as indicated in the following footnotes.
(2)  Director of the Company.
(3)  Executive officer of the Company.
(4) Includes 56,667 shares issuable upon exercise of presently outstanding stock options.
(5) Includes 14,000 shares issuable upon exercise of presently outstanding stock options.
(6) Includes 10,000 shares issuable upon exercise of presently outstanding stock options.
(7) Includes 7,583 shares issuable upon exercise of presently outstanding stock options.
(8) Includes 7,250 shares issuable upon exercise of presently outstanding stock options.
(9) Includes 3,167 shares issuable upon exercise of presently outstanding stock options.
(10) Percentage information is omitted because the beneficially owned shares represent less than 1% of the outstanding shares of the Company's
     Common Stock
(11) Includes 98,667 shares issuable upon exercise of presently outstanding stock options.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation paid by the Company during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to each of the Company's other executive officers during fiscal 1996.


                         SUMMARY OF COMPENSATION TABLE

                                                                               LONG TERM COMPENSATION
                                                                    ---------------------------------------------
                                         ANNUAL COMPENSATION                AWARDS                 PAYOUTS
                                    ------------------------------  ----------------------  ---------------------
     NAME                                                OTHER      RESTRICTED  SECURITIES
      AND                                                ANNUAL       STOCK     UNDERLYING   LTIP     ALL OTHER
   PRINCIPAL                FISCAL   SALARY   BONUS   COMPENSATION  AWARDS(S)     OPTIONS   PAYOUTS  COMPENSATION
   POSITION                  YEAR    ($)(1)    ($)         ($)          ($)       (#)(2)       ($)       ($)
---------------------       ------  -------  -------  ------------  ----------  ----------  -------  ------------

David V. Radlinski (3)       1996   200,000     ---        ---          ---       50,000      ---         ---
Chairman of the Board and    1995   181,250     ---        ---          ---      150,000      ---
Chief Executive Officer      1994   175,000     ---        ---          ---          ---      ---

Mark Selawski (4)            1996    85,600     ---        ---          ---       20,000      ---         ---
Chief Financial Officer,     1995    72,730
Vice President of Finance    1994             7,500        ---          ---       20,000      ---
and Secretary

Thomas W. Gardner            1996    95,600     ---     35,349          ---          ---      ---         ---
Executive Vice President of  1995    83,750  20,000      2,815          ---       40,000
Sales and Marketing          1994    95,000     ---        ---          ---          ---      ---         ---


_________________________________
(1) In addition to the cash compensation shown in the table, executive officers of the Company may receive indirect compensation in the form of perquisites and other personal benefits. For each of the named executive officers, the amount of this indirect compensation in 1995, 1994 and 1993 did not exceed the lesser of $50,000 or 10% of the executive officer's total salary and bonus for that year.

(2)  Options to acquire shares of Common Stock.

(3) Mr. Radlinski served as the Chief Financial Officer and Secretary of the Company until his election as Chairman of the Board and Chief Executive Officer on September 21, 1995.

(4) Mr. Selawski was appointed Chief Financial Officer, Vice President of Finance and Secretary on September 21, 1995.

STOCK OPTION GRANTS DURING 1996

     The following table provides information related to the stock options granted in 1996.

                                                                       POTENTIAL REALIZABLE
                                                                         VALUE AT ASSUMED
                                                                         ANNUAL RATES OF
                                                                           STOCK PRICE
                                                                        APPRECIATION FOR
                           INDIVIDUAL GRANTS                               OPTION TERM
       -------------------------------------------------------------   -------------------
                                  % OF TOTAL
                       SHARES      EMPLOYEE
                     UNDERLYING     OPTIONS     EXERCISE
                       OPTIONS    GRANTED IN     PRICE    EXPIRATION
          NAME          (#)       FISCAL YEAR  ($/SHARE)     DATE        5% ($)    10% ($)
          ----       ----------   -----------  ---------  ----------    --------  ---------
 David V.              50,000         24%         7.13       7/23/02     121,210    274,505
 Radlinski

 Mark Selawski         20,000          9%         7.13       7/23/02      48,484    109,802



STOCK OPTIONS HELD AT END OF FISCAL YEAR

        The following table provides information related to options exercised during 1996 and options held by the named executive officers at December 31, 1996.

                                                               NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                               OPTIONS AT FY-END (#)      OPTIONS AT FY-END ($)(2)
                     SHARES ACQUIRED                        --------------------------  ---------------------------
      NAME           ON EXERCISE (#) VALUE REALIZED ($)(1)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-----------------    -------------------------------------  -----------  -------------  -----------   -------------

David V. Radlinski           61,000          355,450           43,333      156,667          1,041       11,458
Thomas W. Gardner               ---              ---           11,333       28,667            ---          ---
Mark Selawski                 4,611           27,429            7,333       32,667            417        4,583
--------------------------------------

(1) The value is calculated based on the difference between the option exercise price and the market price for the Company's Common Stock on the exercise date, multiplied by the number of shares purchased. For this purpose, the surrender or withholding of shares to pay the exercise price is not taken into account.
(2) The closing price for the Company's Common Stock as reported by the National Association of Securities Dealers (NASD) on December 31, 1996 was $7.38. Value is calculated on the basis of the difference between the option exercise price and $7.38, multiplied by the number of shares of Common Stock underlying the option.


COMPENSATION COMMITTEE REPORT

     The Compensation Committee has provided the following Board Compensation Committee Report:

     Executive Compensation Policy - Medstone's overall executive officer compensation philosophy is as follows:

     a) Attract and retain quality talent, which is critical to both the short-term and long-term success of this company;
     b) Reinforce strategic performance objectives through the use of incentive compensation programs; and
     c) Create a mutuality of interest between executive officers and shareholders through compensation structures that share the rewards and risks of strategic decision making.

     Base Compensation - The Committee's approach to base compensation is to offer competitive salaries in comparison to market practices. The Committee annually examines market compensation levels and trends observed in the labor market. Market information is used as a frame of reference for annual salary adjustments and starting salary offers. The review considers the decision-making responsibilities of each position and the experience, work performance, and team-building skills of position incumbents.

     Long-term Incentive Compensation - The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options, determining the individuals to whom grants should be made, the timing of grants, the exercise price per share and the number of shares subject to each option. Other than stock options, as discussed below, the Committee made no other long-term performance awards during the last fiscal year. Long-term incentive awards are granted based on individual or corporate performance as determined subjectively by the Committee. The Committee considers grants of options to executive officers during each fiscal year.

     The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage key employees to continue in the employ of the Company. All options to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of the grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry.

     Incentive Stock Options of 50,000 and 20,000 shares were granted to Mr. Radlinski and Mr. Selawski, respectively, in 1996 with the view that internally generated and acquisition growth in future periods facilitated by them will result in corresponding growth in share value.

     Frank Pope, Chairman of Compensation Committee
     Donald Regan, Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1996 Donald J. Regan and Frank R. Pope served as the members of the Company's Compensation Committee. Neither such individual is a current or former officer or employee of the Company or any of its subsidiaries. During 1996 there were no compensation committee interlocks between the Company and other entities involving Medstone executive officers serving as directors or members of compensation or similar committees of such other entities.

                              CERTAIN TRANSACTIONS

     During 1991, the Company was a party to the formation of Cardiac Science, Inc., for which the Company purchased 5,353,031 shares of common stock, for a cash payment of $.0016 per share. This purchase represented 77.3% of the outstanding stock. As of July 8, 1991, the Company distributed, as a dividend to its shareholders of record on that date, one share of Cardiac Science, Inc. stock for each share of Medstone stock held. The Company retained 629,768 shares of common stock of Cardiac Science, Inc.

     In June 1991, the Company agreed to loan Cardiac Science, Inc. up to $220,000 to provide working capital pursuant to the terms of a revolving note agreement. The unpaid principal amount of the loan, together with interest accrued thereon at the rate of 10% per annum, was due and payable to Medstone in December 1991. Medstone then agreed to extend this note and to loan additional amounts to Cardiac Science, Inc. As of April 30, 1992, the Company had loaned Cardiac Science, Inc. approximately $310,000. In April 1992, the Company agreed to extend its initial loan to Cardiac Science, Inc. and to loan Cardiac Science, Inc. an additional $200,000. These loans bore interest at a rate of 8% per annum, payable quarterly, and were secured by Cardiac Science's assets and were to mature on the earlier of April 1, 1995 or the closing of the initial public offering of Cardiac Science's Common Stock. Cardiac Science, Inc. had the option to pay the interest on the notes in either cash or shares of its common stock valued at $.15 per share. To pay such interest, Cardiac Science, Inc. had issued 419,054 shares of its common stock to the Company as of December 31, 1995. In connection with such loan extension and the agreement to make additional loans, Cardiac Science issued to Medstone 3,400,000 warrants to purchase shares of its common stock at $.15 per share for an aggregate exercise price of up to $510,000.

     In September 1994, Cardiac Science reached an agreement with Medstone pursuant to which, and concurrently with the closing of a Private Placement of Cardiac Science's Common Stock, (i) Medstone exercised the warrants to the extent of 2,720,000 shares, (ii) Cardiac Science utilized the proceeds therefrom ($408,000) to pay an equivalent portion of the note, (iii) the due date for the remaining principal balance on the note ($102,000) was extended to April 1, 1996, (iv) Medstone maintains its current lien on the assets of the Company until the balance of the note is paid, (v) the expiration date for the remaining warrants to purchase 680,000 shares of Cardiac Science common stock was changed to March 31, 1996, and (vi) all outstanding unsecured obligations owing by Cardiac Science to Medstone (approximately $270,000) were satisfied by the issuance to Medstone of 1,800,000 shares of common stock and a ten year warrant to purchase 1,000,000 shares of common stock at $.001 per share. Per an oral agreement between the Company and Cardiac Science, interest payment on the note were suspended in April 1995 due to prior considerations paid during the renegotiation of the unsecured debt in 1994.

     In April 1996, the Company exercised warrants to purchase 680,000 shares of Cardiac Science Common Stock and Cardiac Science utilized the proceeds therefrom ($102,000) to pay off the remaining note balance and related interest due to Medstone. After completion of this transaction, the Company executed a release of the lien on Cardiac Science's assets.

     As of December 31, 1996, the Company held 6,248,822 shares of Cardiac Science Common Stock. This investment is recorded at a cost of $750,054 and the Company currently does not expect to realize this investment, therefore a corresponding valuation reserve has been established, making the net investment carrying value $0.

     Separately, the Company advanced amounts to Cardiac Science for health insurance. These amounts were to be repaid by Cardiac Science on a month-to-month basis. As of December 31, 1996, $2,895 had been advanced to Cardiac Science.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company is not aware of any director, officer or 10% shareholder who during 1996 failed to file on a timely basis any report regarding the Company's securities required by Section 16(a) of the Securities Exchange Act of 1934, except as follows. Michael C. Tibbitts was late in filing a Form 3 relating to his becoming a director of the Company. Mr. Tibbitts, Mr. Pope and Mr. Regan did not timely file Form 4s relating to option grants to them in 1996. Mr. Radlinski and Mr. Selawski filed amendments to Form 4s which they had timely filed relating to the exercise and receipts of stock options.


                               PERFORMANCE GRAPH

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                          MEDSTONE INTERNATIONAL, INC.

      Company Index:    MEDSTONE INTERNATIONAL, INC. (Fiscal Year-end 12/31/96)
      Market Index:     NASDAQ Stock Market (US Companies)
      Peer Index:       Companies in the Self-Determined Peer Group: Candela
                        Corp., Prime Medical Services, Inc., New Medical
                        Alliance Inc.  and Trimedyne, Inc.


TOTAL RETURNS INDEX FOR:                       12/31/91    12/31/92   12/31/93   12/31/94    12/31/95  12/31/96
------------------------                       --------    --------   --------   --------    --------  --------
MEDSTONE INTERNATIONAL, INC.                    100.0        393.8     256.3      293.8      535.2      375.9
NASDAQ Stock Market (US Companies)              100.0        116.4     133.6      130.6      184.7      227.2
Self-Determined Peer Group                      100.0        163.8     147.5       82.3      164.8      208.5


        __________________________

NOTES:  A.   The lines represent monthly index levels derived from compounded daily returns that include all dividends.
        B.   The indexes are reweighed daily, using the market capitalization on the previous trading day.
        C.   If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
        B.   The index level for all series was set to $100.00 on 12/31/91.

                                 OTHER MATTERS

        The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.


                                 ANNUAL REPORT

        The Company's 1996 Annual Report to Stockholders is being mailed to stockholders concurrently with this Proxy Statement, but such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, MR. MARK SELAWSKI, AT MEDSTONE INTERNATIONAL, INC., 100 COLUMBIA, SUITE 100, ALISO VIEJO, CALIFORNIA 92656.


                                                     FOR THE BOARD OF DIRECTORS,



                                                        Mark Selawski, Secretary

Aliso Viejo, California
April 7, 1997


           STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES ON, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

PROXY             MEDSTONE INTERNATIONAL, INC. - PROXY CARD
                           100 Columbia, Bldg. 100
                            Aliso Viejo, CA 92656

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David V. Radlinski and Mark Selawski, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Medstone International, Inc. held of record by the undersigned on March 17, 1997 at the Annual Meeting of Stockholders to be held on May 1, 1997, and at any adjournments thereof.

DIRECTORS RECOMMEND A VOTE "FOR"

1.  ELECTION OF DIRECTORS
    [ ]  FOR all nominees listed below         [ ]  WITHHOLD AUTHORITY
         (except) as marked to the contrary         to vote for all nominees
         below)                                     listed below

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, line through or otherwise strike out the nominee's name below)

    DAVID V. RADLINSKI, FRANK R. POPE, DONALD J. REGAN AND MICHAEL TIBBITTS

2.  APPROVAL OF THE PROPOSED 1997 STOCK INCENTIVE PLAN
    [ ]  FOR          [ ]  AGAINST    [ ] ABSTAIN

3. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1997.
    [ ]  FOR          [ ]  AGAINST    [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                    (IMPORTANT -- PLEASE SIGN ON OTHER SIDE)


                          (Continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.


                                     DATED:   _______________________, 1997


                                     _____________________________________
                                                     Signature

                                     _____________________________________
                                                     Signature

                                     Please sign exactly as name appears
                                     hereon. When shares are held by joint
                                     tenants, both should sign. When signing
                                     as attorney, executor, administrator,
                                     trustee or guardian, please give full
                                     title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     [ ]  I PLAN TO ATTEND THE MEETING

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.





                                      23